Listing Report:Supplement No. 139 dated Jan 06, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 423306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1992	Debt/Income ratio:	24%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,422	Occupation:	Scientist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	chemist	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	560-579 (Nov-2007) 640-659 (Mar-2007) 660-679 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
furniture loan
Purpose of loan:
I am trying to find financing to pay for furniture.? I?closed on a?$57500.00 home in Muscoda,?WI two weeks ago and?am awaiting?tax credit money in the amount of?$5750.00.?I would like to move in but will have to wait until I purchase furniture.? With the tax credit for the house, state and federal income tax refunds and an anticipated work bonus I will have adequate resourses? to pay back the loan but am anxious to move in the next week or so.My monthly expenses include the following:
????car payment $192.00 / month
????student loan?$76.00 / month
????Credit line through?AnchorBank $148.00 / month
House Payment /?$476.00
??? Credit cards $145.00 / month?
Total monthly expenses: $1037.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$94.56

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$650	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bowtheknee	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008)
Principal balance:	$1,672.41	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Growing Ebay Business
Purpose of loan:
This loan will be used to help my wife (who has been lending small loans on prosper for over a year now) with her growing Ebay business.? She buys collectible Christmas books during the year to resell for a profit at Christmas time.? She is doing well and makes $30 - $200 profit from many books, but needs some capital at the beginning of the year to be off to a good start for the upcoming Christmas season.

My financial situation:
I am a good candidate for this loan because I have had a loan with Prosper since 1/24/08 and have made all payments on time .? My wife also is a member of Prosper and makes small $50 loans from time to time.? We both enjoy Prosper and think it is wonderful to have a place where caring people can help each other.? In addition to my small business I also pastor a church bi/vocationally and have additional income from that.?

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $?600
??Insurance: $ 200
??Car expenses: $ 350
??Utilities: $250
??Phone, cable, internet: $150
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $250?
??Other expenses:?$300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1999	Debt/Income ratio:	25%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	5y 5m
Amount delinquent:	$711	Revolving credit balance:	$6,646	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	travgrl	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to to pay off my Credit Cards I have?half the money I need to do so but If I were to use it all I would be left with no savings.

My financial situation:
I am a good candidate for this loan because I Have a good record of paying all my bills on time and the reason for borrowing the ?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $1500
??Insurance: $ 110
??Car expenses: $ 459
??Utilities: $ 120
??Phone, cable, internet: $ 99
??Food, entertainment: $ 150
??Clothing, household expenses $ 160
??Credit cards and other loans: $ 250
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.02%	Starting borrower rate/APR:	6.02% / 6.36%	Starting monthly payment:	$304.31

Auction yield range:	3.20% - 5.02%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	3.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	28%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,646	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	matmabro	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan Consolidation
Purpose of loan:
This loan will be used to consolidate one of my grad-plus loans I procured through medical school.? It is currently at a fixed 8% rate with direct loans.? I pay $1000 per month toward this loan as I am trying my best to get out of education debt as soon as possible.? This is a "test" loan as I am new to prosper.com.? If I am satisfied with the results, I fully intend to request more loans to help drive down my debt.

My financial situation:
I am a good candidate for this loan because, I am currently employed as a full time resident physician.? All of my accounts are in good standing and the last time I checked, my credit score was excelent.? Even with the education debt I have been able to amass approximately $3000 in a savings account in case of emergencies.? I also have a roth IRA I contribute to monthly.? If for any reason I run over budget, I can easily divert cash from one of those funds to pay back this loan.

Also, working as a more than full-time hospital employee, I have minimal cost of living.? The hospital provideds 3 meals a day.? My only outside expenses are gas to and from my apartment that is 5 miles away and my monthly rent expense that (with all utilities) averages $800/ month.

I will be happy to answer any and all questions you have.? I will admit that I am new to Prosper.com, but I have been investing with lending club with much success for about 6 months.? I would have attempted to get a loan through them, but prosper is advirtising lower rates.? I have been meaning to join this site?and I felt this would be the perfect start.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	22%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	6y 11m
Amount delinquent:	$37	Revolving credit balance:	$1,522	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	platinum-trumpet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for our wedding & honeymoon
Purpose of loan:
This loan will be used to?pay for our wedding and honeymoon.?

My financial situation:
I am a good candidate for this loan because?I am employeed full-time and plan to pick-up an part-time job to compensate for my state furlough cut.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	20%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,188	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	versatile-order	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because?I have raised my credit score over 75 pts in the last 8 mos by controling spending and paying on time?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $1374
??Insurance: $90
??Car expenses: $ 926
??Utilities: $150
??Phone, cable, internet: $ 160
??Food, entertainment: $600
??Clothing, household expenses $ 200
??Credit cards and other loans: $350
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,460	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	BittenApple	Borrower's state:	SouthCarolina	Borrower's group:	Veteran Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Rid of the Plastic!
Purpose of loan:
This loan will be used to get rid of some of the plastic I have.? Ultimately I plan on getting rid of all of it, and this loan will take care of the cards with the highest interest rates.?

My financial situation:
I am a good candidate for this loan because I am now a government employee with a steady, full time job.? I also receive VA disability each month which I am putting toward the debt payments.

Monthly net income: $4200

Monthly expenses: $
??Housing: $ 750 (includes taxes and insurance)
??Insurance: $ 110 (car)?
??Car expenses: $ 265 payment plus $80/mo gas
??Utilities: $?65
??Credit cards and other loans: $ 650
??Student loans: $ 390
? Spouse pays remaining household expenses including food, clothing, cable, phone, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.35%	Starting monthly payment:	$48.40

Auction yield range:	4.20% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	62%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,119	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Loan
Purpose of loan:
This loan will be used to pay off a payday loan.? My 2 year old son was diagnosised with Autism and I did not have the money to cover his medical expenses so I took out payday loans.? I got into a horrible cycle of having to get more payday loans to pay off the 200-300% interest.? I have finally paid almost all of them off, but still need to pay the last loan.?? A loan with Prosper gives me a much better interest rate and I want to put the payday loans behind me.

My financial situation:
I am a good candidate for this loan because I am a hard-worker and I have been successfully paying off my current?debt by paying over the amount that I owe.?? I have never been late on my payments and this payment will be?automatically deducted from my checking account.? I have a stable job that?I have been with for over 6 years.?? I plan to pay this loan off as soon as possible.

This?is my portion of expenses for the month.

Monthly net income: $ 1600.00

Monthly expenses: $???
Housing:??$ 0
?Insurance: $ 157.00??
Car expenses:?$ 0??
Utilities: $?197.00??
Phone, cable, internet: $ 200.00??
Food, entertainment: $ 250.00??
Clothing, household expenses $ 100.00??
Credit cards and other loans: $ 600.00??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1997	Debt/Income ratio:	9%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	7	Length of status:	7y 3m
Amount delinquent:	$398	Revolving credit balance:	$0	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	witty-market1	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need a loan for a Big Inv.
Purpose of loan:
This loan will be used to? purchase in the money calls for Jan 12. Bank of America options so that I can have a little leverage to possibly succeed at investing. The book value is more then the cost right now and I think by Jan 12 it will be far above where it is now. Not gambling investing trying to strike at the perfect time I just need a little help.

My financial situation:
I am a good candidate for this loan because? because even if it goes down I will repay my loan. I notice that their is few bad marks on my credit I am not for sure what they are. They could be from where I was younger. I pay my bills and debts. So you will not have to worry about losing your money only gaining. We both have to take chances in order to profit. No risk no return. Thats the beauty of investing. You will get your money

Monthly net income: $ 2,370

Monthly expenses: $
??Housing: $ 400 ????
??Insurance: $ 20
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 143
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$279.29

Auction yield range:	11.20% - 14.50%	Estimated loss impact:	10.33%
Lender servicing fee:	1.00%	Estimated return:	4.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,963	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	murtikar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	740-759 (Apr-2008)
Principal balance:	$3,912.49	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
2nd time Prosper borrower
I have been selling my own jewelry full time for the last 9 years. I have been surviving the economic turmoil and will do whatever it takes to keep my cash flow positive.
? I used credit cards as a funding source for my business. I would really like to give that interest to someone like you, not the banks that have gotten us all in this situation in the first place.?I first borrowed on Prosper in 2008. One of my 0% balance transfer offers just expired (now 22.9%), so it is time to roll that debt over into another Prosper loan?.

?I? have a reasonable amount of inventory, both finished jewelry and materials. I have a good base of clients that have supported me through the economic turmoil. I have a trade show in February, which will be a push for me to get new accounts and I will be calling them to set up appointments soon.

Business Finances:
Gross sales- 83,600
Cost of goods sold 22,200
Expenses: 33,300 (includes studio rent, trade shows, mailings)
?Profit: 28100??

Personal Finances:
Rent-550
Subway-22 (I walk to work)
?Health insurance-290
?Food-180
?Entertainment-100
Misc-350??
Total 1492??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2000	Debt/Income ratio:	8%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,253	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	commerce-promiser5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need a down payment for a house
Purpose of loan:
This loan will be used to? for a down payment to purchase a condo. Our market is at an all-time low and I am trying to take advantage of the market while the prices are still low at this time. This is my second time listing my request here so hopefully it will happen this time. Thank-you

My financial situation:
I am a good candidate for this loan because? I have always paid my bills ontime and maintained a good balance on my accounts. I am hoping my credit will help me now

Monthly net income: $ 9500.00

Monthly expenses: $ 2340.00
??Housing: $ 850.00
? Insurance: $ 100.00
??Car expenses: $ 300.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $? 100.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1991	Debt/Income ratio:	60%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,873	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	well-mannered-generosity8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
student loan & pay credit cards
Purpose of loan:
This loan will be used to?pay for tuition for graduate school that does not participate in federal loans , and also to pay some of my high interest credit cards

My financial situation:
I am a good candidate for this loan because?I will be finishing my MBA this year , which would increase my salary??

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1134
??Insurance: $ 100
??Car expenses: $ none ?
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$155.53

Auction yield range:	3.20% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1987	Debt/Income ratio:	10%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	25y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,498	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	scholarly-credit3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 credit cards.
Purpose of loan:
This loan will be used to consolidate and pay off 2 credit cards to one monthly payment and decrease the interest rate. This is my first time to prosper.com because I believe in person to person lending. I fully?intend to pay off this debt, hopefully in a shorter period of time.

My financial situation:
I am a good candidate for this loan because I have been employed at the same company for 25 years.?I am married, have 5 children, 2 at home, and have a good credit score with other lenders. I always pay on time. I feel that prosper.com can be a good tool for paying down debt and intend to honor?my agreement to pay,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$521.45

Auction yield range:	14.20% - 14.20%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1990	Debt/Income ratio:	40%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$64,055	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	zippy-trade1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down credit card debt
Purpose of loan:
This loan will be used to pay down my high interest rate credit card debt.

My financial situation:
I am a good candidate for this loan because I have NEVER been late on a single payment of any sort and do not have anything derogatory on my credit report. I have had a steady job for over eleven and one half years. I also have my husband's income although he is not on the loan request.

Monthly net income: $ 7,300

Monthly expenses: $
??Housing: $ 1,300
??Insurance: $ 250
??Car expenses: $ 110
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1990	Debt/Income ratio:	19%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	15y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,737	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	diligent-moola9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military Officer wants to save
Purpose of loan:
This loan will be used to?pay off my second mortgage and consolidate some bills.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and I make good money. My wife is also a?teacher with 13 years of experience. This loan will not be a problem for me to pay because I have a very stable job. Additionally, I?am also a prosper lender and enjoy lending.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$278.69

Auction yield range:	11.20% - 18.99%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1992	Debt/Income ratio:	20%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,905	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bonus-plato	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high APR credit card
Purpose of loan:
Pay off a high APR (28%) credit card

My financial situation:
I am a good candidate for this loan because I have a good paying and?stable job for several years, I always pay my bills on time and I'm trying to improve my credit score. I am looking to pay off this card quickly but the high interest rate is making it uncomfortable to do so.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 50?
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $?50
??Credit cards and other loans: $ 850
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1993	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	1	Total credit lines:	30	Length of status:	4y 11m
Amount delinquent:	$45,835	Revolving credit balance:	$3,074	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	coco1100	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off the IRS
Purpose of loan:
This loan will be used to?pay off the IRS $f3,000. for 2008 due to capital gains?on ?my house?although I received no money.

My financial situation:
I am a good candidate for this loan because?With my retirement and a part time job, I can?pay all my bills on time.?

Monthly net income: $ 2,946.00

Monthly expenses: $ 2,308.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.74%	Starting borrower rate/APR:	8.74% / 10.83%	Starting monthly payment:	$110.88

Auction yield range:	4.20% - 7.74%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2002	Debt/Income ratio:	16%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,546	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Maggie44	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need your help
Purpose of loan:
This loan will be used to? lower my credit card interest.?

My financial situation:
I am a good candidate for this loan because? I have great repayment history.? My husband lost his job shortly after we were married last year.? We had some savings set aside that had to be used, however, we had to resort to credit card use.? He is now employed with a great job, and our income has increased dramatically.? We are trying to get back to living with little debt, and want the ability to lower our interest rate so that we can start saving for our future together.

Monthly net income: $ 3600 for mine and $3800 for my husband

Monthly expenses: $?4289
??Housing: $ 1730
??Insurance: $ 450
??Car expenses: $ 379
??Utilities: $?180
??Phone, cable, internet: $ 400
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1986	Debt/Income ratio:	7%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	3	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$233	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	compatible-p2p3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST BILLS
Purpose of loan:
This loan will be used to?Consolidate bills, work on the car, update work cloths,pay for braces on daughter.

My financial situation:
I am a good candidate for this loan because I pay my bills ..............?

Monthly net income: $ 3600.00

Monthly expenses;2987 00
??Housing: $ 1150.00
??Insurance: $ 142 00
??Car expenses: $ 200 00
??Utilities: $ 125 00
??Phone, cable, internet: $ 124 00 ???????
??Food, entertainment: $ 450 00
??Clothing, household expenses $ 150 00
??Credit cards and other loans: $ 650 00
??Other expenses: $ 146 00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.04%	Starting borrower rate/APR:	10.04% / 12.15%	Starting monthly payment:	$484.29

Auction yield range:	4.20% - 8.04%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1965	Debt/Income ratio:	27%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$33,464	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rate-cosmos4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff really high int rate 25%
Purpose of loan:
This loan will be used to pay off a very high interest rate credit card, and pay down another.? Because of the new regulations the card companies increased the rate to 25%

My financial situation:
I am a good candidate for this loan because? I make enough to pay the payments, looking for a lower interest rate ????

Monthly net income: $
4800

Monthly expenses: $
??Housing: $? 800
??Insurance: $ 50
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$175.92

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	40%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,580	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	2luvhim	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$4,530.74	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
paying off a loan
Purpose of loan:
This loan will be to pay off the IRS and a few little credit cards with little balances.
My financial situation:
I am a good candidate for this loan because? I pay all of my finanial obligations and I have a full-time job and two part-time jobs that will allow me to make my payment on time.

Monthly net income: $ 2800.00

Monthly expenses: $?2193.06
??Housing: $ 382.00
??Insurance: $ 138.06
??Car expenses: $ car payment 480.00/ gas/150.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00????????
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?493.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$252.54

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$74	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thrifty-revenue6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
got a job, need reliable car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I plan to use this loan to purchase a reliable vehicle. I am an electrician, who was laid off. Finding work in the construction industry has been difficult, as there is hardly any construction going on in Florida. What work is available, is not easy to come by. For example, I went to a job interview, where 200 people had applied for 2 positions. The money offered here is also much lower than what I was making. I have, however, been offered a job out of state with good pay and opportunity for overtime. I need a reliable truck to get there and make a better life for myself and my family. My wife is an R.N., who tried to apply for a loan herself, through our bank, but because of my unemployment, they turned her down. We have a good credit history, have not defaulted on any loans or credit cards. We make timely payments every month to our creditors. I plan to do the same with this loan, if approved.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	39%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,886	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	diversification-freshmaker	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Climbing that mountain
Purpose of loan:
This loan will be used to? consolidate 4 high interest credit cards - Discover, US Bank, Chase, and Citicard.? All my credit cards jumped up to 28 - 31.99% interest because of ONE payment that was 30 days late.? That was over 2 years ago and I have been fighting to have my interest rates lowered ever since.? They are between 11 and 22% currently and I am ready to been done with all this.? I have read all types of financial advice and am committed to seeing my debt reduced this year by $4,000.? I have kept my credit good through all this but have been left with "interest debt".? I would love to have help from someone who has been where I am and received help themselves.? I am a very good "risk" because I'm "mad" and will do all I can to get out of debt.? Please help me on my journey!

My financial situation:
I am a good candidate for this loan because? I am honest, hardworking, and have never thought of bankruptcy.? I pay what I owe.....and some of what I don't (crazy interest charges)!? I paid over $1,000 interest only on one credit card last year.? Now it's time for it to go to the principal.??????

Monthly net income: $ 1,440.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 40
??Car expenses: $ 45?
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 20
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$78.80

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	21%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,881	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bid-guardian	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marriage
Purpose of loan:
This loan will be used to pay for a very inexpensive wedding. Any money left over (less than $1000) will be used to advertise a home care business she will be starting once we are married.

My financial situation:
I am a good candidate for this loan because I have maintained a very good repayment history across numerous credit accounts, I own my home, I've been at the same job for six years, and my salary is high enough to easily pay back a loan on this value.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	18%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$310	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	11
Screen name:	cxgoodw	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 96% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	540-559 (Oct-2007) 560-579 (Sep-2007)
Principal balance:	$1,742.47	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
PAYING OFF MEDICAL BILLS

Purpose of loan:?
This loan will be used to...pay off my medical bills.

My Financial situation:? Medical expenses of 3000.00..
I am a good candidate for this loan because ... I have a secured job. In addition, my credit score has gone up 80 points since my last loan.

PR's/DQ's:
PR's and DQ's were from my previous debt and were not removed after my BK.

Monthly net income: $?3200

Monthly expenses: $ 2525
Housing: $?1050
Car expenses: $ 300
Clothing, household expenses/gro $ 350
Credit cards: $?50
Personal Loan: $ 175.00
Prosper Loan $ 200.00 (10 more payments)
Add'l expenses: gas/dinner/movies/hair/girl stuff.. etc. -? $ 400 .00
IRS:? $ 50.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2002	Debt/Income ratio:	27%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,081	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	velocity-tower	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fix up and clean up house
Purpose of loan:
This loan will be used to? Fix up and clean up house.. I need to get the house I currently own rental ready so I can purchase a new house in this down market.

My financial situation:
I am a good candidate for this loan because? I work for the federal government and only need the loan short term.? Besides having a steady job, I also have income coming in from child support and from holding paper on a vehicle I sold in October.? My fiance' also works partime for a large retailer and together we have a good income and can pay back the loan quickly.

Monthly net income: $ 2900.00, total w/ investments, Child support and fiance' income.

Monthly expenses: $
??Housing: $ 530
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 80
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$85.41

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,905	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	areobic1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want Credit Card balance to Zero!
Purpose of loan:
This loan will be used to?get credit cards down to Zero ! (Balance on three cards is about $1900). It's not a whole lot owed, but I 've come to realize that credit cards somehat evil. Only to be used as an extreme emergency and to be paid back very quickly.

My financial situation:I'm self employed with my son that works with me.
I am a good candidate for this loan because?

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $1250
??Insurance: $80
??Car expenses: $250 Gas/maint.
??Utilities: $75
??Phone, cable, internet: $195
??Food, entertainment: $450
??Clothing, household expenses $95
??Credit cards and other loans: $60
??Other expenses: $200 Money sent to father in Mexico $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1964	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	40	Length of status:	26y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,726	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sensible-currency	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Movies on the Move Cinemabox
Have you ever heard of Redbox ? Do you want to make 19% on your Investment
The company is currently owned by Coin Star. Redbox retails DVD rentals through Kiosk locations.

This is a start up company of the Exact same concept

This is a start up company called Movies on the Move Cinemabox. To be located in Massachusetts Greater Lowell Area.
My son is going to operate the business

My son obtained Funding of $300,000 all ready through hard money lines, BUT to please the lenders they want to see an escrow account of 25% ($75,000)
he has also secured $50,000 through private loan. We require an additional $25,000 to Please the initial hard money lenders.

$75,000 to be place in an escrow account to please investors of the $300,000.

We do not require this additional escrow money for operation of the business. We have a 24,000 pocket built in to the $300,000 for day to day operation costs.

This money will sit in escrow time frame to be determined and agreed upon by investor and myself. Most likely time projection of 2 years.

WE ARE SEEKING $25,000. to complete the required funding for the escrow account
I will pay you interest of 19% for your money to sit there I will not be spent on operational needs.

I HAVE ALL THE DOCUMENTATION / QUARTERLY REPORTS Redbox states that each Redbox location generates $50,000/year . I am looking to purchase 12 Kiosk at $276,000 I have approval for $300,000. I have build in a security pocket in the loan amount for operation costs.
Once we acquire the $25,000 we will have the entire $75,000 for the escrow account and we are good to go.

We can be up and operational in 45 days. We have 12 month projections 3 year projections THIS IS A CASH COW !!!!!!!!!!!!

OUR DOCUMENTATION STATEMENTS ARE AS FOLLOWS. 12 Kiosk Locations with Net. $444,608.00 annual revenue

PLEASE ANY ONE WITH MONEY TO INVEST OR IF YOU KNOW ANY ONE Contact us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$408.51

Auction yield range:	8.20% - 30.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	21.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2001	Debt/Income ratio:	28%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	26y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,691	Occupation:	Chemist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	car2843	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Feb-2008)
Principal balance:	$4,405.83	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay off credit cards/personal loan
Purpose of loan:
This loan will be used to pay off?a personal loan and?consolidate?a couple of?credit cards which have recently raised my rates and lowered my limits.
My financial situation:
I am a good candidate for this loan because I have been employed by the same company for over 26 years. This loan along with my savings will allow me pay off my current personal loanand a couple of credit cards which will significantly lower my monthly obligations. I have a current prosper loan to which??I have made on time payments for 21 months. I had a bankruptcy in 2000, but I have made all payments of any kind on time since then. My debt is primarily related to helping my 2 kids with college tuition and expenses, but they are no longer in school. Over the past 12 months I have decreased my financial obligations by $20K.
Monthly net household?income: $?7100 (after 401K contribution and insurance)
Monthly expenses: $ 3690 (will be reduced to $3470 with this loan)
??Housing: $?1565??Insurance: $ 100
??Car expenses: $ 200 for gas and maint.
??Utilities: $?300
??Phone, cable, internet: $ 150
??Food, entertainment: $?500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1740 (will be reduced to $1520 with the proceeds of this loan and applying savings to my debt)?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1995	Debt/Income ratio:	4%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	0y 11m
Amount delinquent:	$1,498	Revolving credit balance:	$0	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	4
Screen name:	methodical-transparency3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair
Purpose of
This loan will be used to Repair my main vehicle? 2004 Ford Freestar. Having problems with the transmission.?
My financial situation:? I am a good candidate for this loan because I have good employment in the Healthcare field. I do not owe very much in loans. My spouse also works. I have verifiable rental income of 1100.00 a month. I also do owe anything on my home.
I am a good candidate for this loan because?

Monthly net income: $ 2200??? Monthly expenses: $
??Housing: $?400
0.00??Insurance: $150.00
??Car expenses: $
0??Utilities: $?300??Phone, cable, internet: $
40.00??Food, 400? entertainment: $
??Clothing, household expenses $100
200.00??Credit cards and other loans: $
10.00??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	18	Length of status:	2y 10m
Amount delinquent:	$2,116	Revolving credit balance:	$1,990	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	47	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	yoga5	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy more investment homes
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gallant-loyalty0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hosting Company Looking To Expand
Purpose of loan:Penecta, LLC will start by purchasing an existing web hosting company.? In the web hosting industry, a company is worth the recurring net income from 10-14 months.? I plan to find a company that has been established for over 4 years with proof of client payments for 3 years.? I will carefully examine each aspect of the business before making the purchase.? I plan to purchase a company with annual revenues of $19,000+.? The company?s net income will be at least $12,000 per year.? After purchasing the company I plan to take advantage of various free marketing schemes within the web hosting community. The purchase of a web hosting company will provide me with the cash flow needed to grow within the market. I do have a full business plan for anyone who might be interested.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1978	Debt/Income ratio:	42%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,726	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gain-mole5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Prof paying off gradschool debt
Purpose of loan:
This loan will be used to pay off credit card debt obtained during graduate school. Now a junior faculty member, I am aggressively trying to pay off my credit cards.? This loan would allow me to consolidate my credit card debt making it easier to pay down the full balance.?

My financial situation:
I am a good candidate for this loan because I am taking the steps to understand how to pay off debt accrued during school.? I have allotted $1500 per month for credit card payments, and hope to add more when my salary increases this July. I have a budget and have met with a university financial consultant to determine the best way to target my debt. Thus, I am being quite thoughtful about this process and sincerely hope to consolidate my debt to more rapidly abolish my debt.

Monthly net income: $ 6,250

Monthly expenses: $ 2,850
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 650
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$147.02

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	16%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$12,628	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Ckent513	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	10 ( 100% )	620-639 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008) 700-719 (Jun-2008) 640-659 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Cosolidate Credit Cards
Purpose of loan:
Cosolidate Credit Cards

My financial situation:
My monthly expenses?include cell phone, mortgage, and gas. I have 3 credit cards that are completely paid off.

Monthly net income: $
1700
Monthly expenses: $
??Housing:?800
??Insurance: 0
??Car expenses: 0
??Utilities: 0
??Phone, cable, internet: 75
??Food, entertainment: 100
??Clothing, household expenses 25
??Credit cards and other loans:?0??
? Other expenses: 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$713.05

Auction yield range:	11.20% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1990	Debt/Income ratio:	33%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,744	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	extraordinary-kindness8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Loan and Credit cards
Purpose of loan:
This loan will be used to?pay off?a high interest loan with Citi Financial and several credit cards.?

My financial situation:
I am a good candidate for this loan because? I pay my bill on time.?

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 250
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1000
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	17%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	26y 10m
Amount delinquent:	$4,386	Revolving credit balance:	$3,589	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Helpme15	Borrower's state:	Mississippi	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?pay off my debt.?Due to the economy I had to take a huge pay cut in order to keep my job and this loan will?be a big help.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills I am?just having a hard time now due to the economy thats why?I need to get this loan so I can pay a few things off and start the New year off in control of my debt. This is my?fourth loan listing and?I have?lowered my loan amout to the lowest possible amout I could in order for this loan to?be helpful to me,?I know?I mention this in my last listing but this is really the bottom number. Thanks for bidding

Monthly net income: $ 2000 Take home?

Monthly expenses: $?
??Housing: $ 655
??Insurance: $100?
? Car expenses: $100 a month for gas?
??Utilities: $?220
??Phone, cable, internet: $?85
??Food, entertainment: $?150?just food (not?Entertainment)
??Clothing, household expenses $0 dont buy clothes and household expenses on a monthly basis?
??Credit cards and other loans: $450
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1994	Debt/Income ratio:	4%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	5
Screen name:	elevated-pound5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
move into new home
Purpose of loan:
This loan will be used to? move into my new home that I just purchased
My financial situation:
I am a good candidate for this loan because? I am now a homeowner

Monthly net income: $ 2960

Monthly expenses: $
??Housing: $?965
??Insurance: $ 175
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	14.20% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2005	Debt/Income ratio:	14%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,045	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aces-high	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Resolution: tidy up finances
Purpose of loan:
Reconcile high-interest revolving balances. This will raise my score significantly, allowing me to finance my debt at a more favorable interest rate than credit cards or Prosper can offer me right now.

My financial situation:
I just bought a house in 2009, and with all the scrutiny lenders give to clients, I wouldn't have been able to get a mortage in these times if I wasn't worthy financially.
After buying the house, however, I incurred debt at an unfavorable interest rate in my eagerness to get the house fixed up and remodeled.

Monthly net income: $ 5500

Monthly expenses: $?
??Taxes: $1375
??Mortage+insurance: $ 1500
??Car expenses:?I own my car.
??Utilities,?phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Credit cards and other loans: $ 170 in interest,?principal is discretionary.

This would leave $1700 for discretionary spending and the servicing of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$353.43

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	28%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,320	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	N-a-Pinch	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 92% )	720-739 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	2 ( 8% )	680-699 (Dec-2007) 700-719 (Oct-2007)
Principal balance:	$3,881.45	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Legal fees/pay off other loan
Purpose of loan:
This loan will be used to pay off my existing Prosper loan and cover some legal fees.

My financial situation:
I am a good candidate for this loan because I have kept my existing Prosper Loan current through direct pay and I pay my bills on time.? I currently have no trouble with the monthly amount on my active loan, I just need some additional cash to pay some legal fees.? I am trying to keep the monthly payment close to what it currently is.?

Monthly net income: $ 87,000

Monthly expenses: $
??Housing: $ 840
??Insurance: $ 125
??Car expenses: $ 450
??Utilities: $?40
??Phone, cable, internet: $ 90
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $?900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$656.15

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1992	Debt/Income ratio:	32%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,003	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	greenback-mover2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wishing on an opportunity
I will be paying down debt and purchasing medical equipment to start my own business. I have been in health care for twenty years, and I am trying to start my own business (brokering medical equipment). I will keep my current job, but will broker many items that are currently coming across my desk due to the change in the healthcare industry eliminating many diagnostic centers and medical practices. I can potentially buy equipment on pennies on the dollar and sell to promising practices and South America. I will only deal with small items and many broker housed will finance my purchases for 30 to 45 days. This money will allow me to use my credit and liquid capital to place down payments on equipment repossessed by bank and leasing companies.

I currently work for a company that sells radiology equipment. This company does not deal with smaller items such as ultrasound and portable units. They simply turn away from these opportunities. I am hoping to take advantage of this and my respective superior has no objections.

I am in charge of the Operations and act as Project Manager for many jobs. I know the market well, and I think I can take the opportunity to benefit from identifying a niche and using my experience and education. I currently hold a MBA from University of Miami and I specialized in Health Management.

I have a good credit rating, and I have not paid anything late in the last 10 years. The only reason why my credit is not higher than 700 is because of student loans which are substantial. However, this loan has never been paid late, and I pay very little per month ($268.00).

I hope I am allowed the opportunity of obtaining this loan. I know that it will make a difference in my future, and I will pay it back responsibly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$249.48

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1998	Debt/Income ratio:	29%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,117	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-point9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Striving to be Debt Free
Purpose of loan: This loan will be used to consolidate my debt at a lower interest rate.? As a recent first-time home buyer and soon to be college graduate, I would like to take this opportunity to?eliminate my credit-card debt.? These cards were used to help?pay for my wedding and two emergency veterinary bills.

My financial situation: I am a good candidate for this loan because I have learned from my?past credit mistakes and now strive to obtain and maintain a stellar credit rating.??I have been employed?with the?same employer for 6 wonderful years that turned a "job" into a "career."? Further, I have taken the financial steps to pay off my student loan and set aside an emergency savings fund.? By obtaining a lower interest rate and consolidating?my debt, ?I would be able to?quickly pay-off my?remaining debt to focus on building my savings and improving my credit rating.? I?learned the hard way, that on paper you are only as good as your FICO!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 36.68%	Starting monthly payment:	$112.02

Auction yield range:	17.20% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1990	Debt/Income ratio:	44%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	0y 3m
Amount delinquent:	$19,165	Revolving credit balance:	$445	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wampum-advantage	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GUTTERS RETOUCH VINYL SIDING
Purpose of loan:
This loan will be used to?use to work on my automobile and?do a few home improvements ?

My financial situation:
I am a good candidate for this loan because??I'M A RESPONSIBLE PERSON WHEN COMES TO PAYING MY BILLS AND LOANS IN PAST
Monthly net income: $ 1692.00

Monthly expenses: $
??Housing: $ 720.00
??Insurance: $?90.00??Car expenses: $?50
??Utilities: $ 255.00
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 00
??Other expenses: $ 35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$89.91

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	33y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,282	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stevepro11	Borrower's state:	California	Borrower's group:	CREDIT BUILDER
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,900.00	< mo. late:	0 ( 0% )	580-599 (Aug-2007)
Principal balance:	$1,608.17	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
First Home Purchase
Purpose of loan:
This loan will be used for?home purchase and some taxes. We have just been pre-approved for a home purchase and need to have some reserves showing in bank to start putting in any offers. Also for home inspections. Time is of the essence, as we have this pre-approval valid for only 90 days,plus to we must be in escrow by April 30 to receive the First Time Homebuyers tax credit which is crucial for home improvements and future taxes. I feel that this is imperative that we dont pass up this great oppurtinuty. We really need this boost for our dreams to come true. We only need a small inexpensive place just to call home. This means alot to us.

My financial situation:
I am a good candidate for this loan because?pay my bills on time and never been late on my previous Prosper loan or my rent. I have had my own window cleaning business for 33 years and it is very stable all year long. Also I have another Prosper loan, used to pay taxes, that has been paid on time for the last 28 months.

Monthly net income: $ 4900

Monthly expenses: $
Housing: $1250
Insurance: $75
Car expenses: $ 250 gas/maint.
Utilities: $75
Phone, cable, internet: $195
Food, entertainment: $450 .
Clothing, household expenses $95
Credit cards and other loans: $80 cc/200 prosper loan
Other expenses: $200
Help out a parent and a son in college-600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	22.08% / 24.35%	Starting monthly payment:	$191.16

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1999	Debt/Income ratio:	32%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$501	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elm266	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to? For some needed repairs to my truck

My financial situation:
I am a good candidate for this loan because?i have a steady job

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 100
??Car expenses: $ 500 truck payment
??Utilities: $?
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1994	Debt/Income ratio:	62%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,755	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bath6	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Medical Expenses
Purpose of loan:
This loan will be used to? pay medical expenses.? At this point in my life, I'm a little strapped and this money would help me make it through a rough time.

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time.? I have never missed a payment or neglected a payment during my entire credit history.?? If I am funded this money, I will handle the loan responsibly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$137.41

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1985	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	25y 9m
Amount delinquent:	$0	Revolving credit balance:	$200	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	popcorn4	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
startup foodcart
Purpose of loan:
This loan will be used to? open a food cart business in Portland, Oregon

My financial situation:
I am a good candidate for this loan because? I already have ready clients

Monthly net income: $ 30000

Monthly expenses: $ 2500
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 600
??Phone, cable, internet: $ 150
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 100?
??Credit cards and other loans: $?25
??Other expenses: $ 1550
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1987	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Retired
Now delinquent:	1	Total credit lines:	28	Length of status:	13y 4m
Amount delinquent:	$495	Revolving credit balance:	$29,487	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	currency-shepherd9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Putting in a new room"
Purpose of loan:
This loan will be used to?pay for home improvement needs.

My financial situation:
I am a good candidate for this loan because?I am always prompt to pay monthly.

Monthly net income: $ 4750

Monthly expenses: $ 1800
??Housing: $ 1656.25
??Insurance: $ 200
??Car expenses: $ 220.70
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$46.32

Auction yield range:	3.20% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1984	Debt/Income ratio:	92%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	31 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,161	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	snappy1857	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	760-779 (Latest)
Principal borrowed:	$9,700.00	< mo. late:	0 ( 0% )	740-759 (May-2008)
Principal balance:	$5,110.47	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Replacing Carpet & Kitchen Floor
Purpose of loan:

This loan will be used to?I would like to help my son with his purchase of a new home by helping him with carpet and flooring.?This is his first home (age 20) and I would like to help him like I did for my daughter when she first started out on her own.?I didn?t?know of?Prosper back then and turned to credit cards which I would like to stay away from for this. My son has a full time job but is putting most of it into this house.?He has a new infant son that is moving in with him and he does need this carpet and new kitchen flooring before the baby starts crawling (very bad shape).? He is a full time student (2nd year) and we pay for his schooling with no help from his real?father.? We will continue to pay for his college till he graduates in 2 yrs.

My financial situation:? I am a good candidate for this loan because I pay all my bills on time..never late and proud of that.?We pay most of my son?s college.?Again, his real father does not help with anything.?My husband and I have good stable jobs.?He has been with Sony for 5 years and I have been at my job for 8 years.?The Debt/Income ratio on this request does not include my husbands income.?That too goes for the Stated Income.? He makes approx $68,000. ?As you can see my bankcard utilization is down a lot since my last Prosper loan and my credit score is up.?That was my goal and I did it with the help of Prosper.? I?plan to have this paid off at the same time my other Prosper loan is paid.?Thank you so much.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$806.68

Auction yield range:	3.20% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1990	Debt/Income ratio:	13%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$483	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-canary5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
energy efficient home;new kitchen
Purpose of loan:
This loan will be used to install?energy efficient windows and doors and put a new kitchen and master bathroom.
The goal is to have my?home ready to be put in the market before the new school year started in 2010.

My financial situation:
I am a good candidate for this loan because my employer is stable and a giant in the telecoms industry (France telecom group), and My debt/income ratio is very low and I am a very cautious in managing my debts and expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	34%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,079	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	currency-silo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gotta' pay off those credit cards!
Purpose of loan:
This loan will be used to pay off those high interest credit cards whose balance?never seems to go down.?

My financial situation:
I am a good candidate for this loan because?I am employed full time as a contracted teacher whose job is protected due to my 14 years experience and teacher union.? I pay my bills on time, but in this economy can only pay the minimum payments.? I wish to pay off the lower balance, higher interest rates debt I have accumulated with this money.

Monthly net income: $9,500

Monthly expenses: $?approx $8306.33
??Housing: $ 4221.33
??Insurance: $ 314
??Car expenses: $ 559
??Utilities: $?315
??Phone, cable, internet: $ 218?
??Food, entertainment: $?100
??Clothing, household expenses $?300
??Credit cards and other loans: $ 2161
??Other expenses: $ cell phones $118
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2000	Debt/Income ratio:	4%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$398	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	13%	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-basis-grasshopper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off medicial bills
Purpose of loan:
This loan will be used to? pay off some medical bills that were not covered by my insurance company.? I need this because they can not wait until I file my taxes this year.

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time and every month.? You can check any of my utilities companys and they will tell you that I keep a credit balance with them.? I am honest and trust worthy.

Monthly net income: $ 1000.00????

Monthly expenses: $ 600.????
??Housing: $ 0.
??Insurance: $ 57.
??Car expenses: $0
??Utilities: $?100????
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100????????
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.90%	Starting borrower rate/APR:	18.90% / 21.12%	Starting monthly payment:	$109.82

Auction yield range:	17.20% - 17.90%	Estimated loss impact:	18.99%
Lender servicing fee:	1.00%	Estimated return:	-1.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1993	Debt/Income ratio:	22%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	1y 2m
Amount delinquent:	$5,180	Revolving credit balance:	$17,211	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	durable-finance	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cleaning up my debt
This loan will be used to pay off a credit card and finish off an auto loan. I have a great career and will have no issues making the monthy payments. This loan will allow me to clear up some debt and get focussed on building my nest egg for the next 20 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1996	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,848	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	keen-principal7	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair
Purpose of loan:
This loan will be used to?
auto repair
My financial situation:
I am a good candidate for this loan because?
still working
Monthly net income: $
2600
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 75
??Car expenses: $
??Utilities: $?150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	11.20% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1978	Debt/Income ratio:	38%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	19 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,925	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ShoreSign	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Postal driver needs Rt Hand car
Purpose of loan:? To buy a right hand drive jeep for use as a US Postal, Rural Driver. As a postal svc employee my vehicle is my paycheck, without a reliable vehicle I don?t get paid.Also it's safer because I can use a seatbelt instead of driving with my left foot and hand, while leaning out the right hand side of my car to deliver.? Also a jeep will help access the country roads, which can be dirt, I also can't afford to get stuck.
My financial situation:?? I have an income of ~$40K/yr from my IRA, plus my new salary, be assured?I need this job.? My credit rating was excellent until my position of 26yrs at Verizon was lost to downsizing.? As a result my cr rating has taken a hit after 2+ yrs of searching for a job. My husband and I pay our bills and have lowered our expenses, but as we pay down our bills the cr card companies lower our available credit.? Result our debt to income ratio is not improving, but falling every month.?

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 1820
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	12	Total credit lines:	30	Length of status:	0y 9m
Amount delinquent:	$7,906	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	1
Screen name:	soothing_hands77	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 42% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	9 ( 47% )	520-539 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	2 ( 11% )
Total payments billed:	19
Description
Paying Off Bills
Purpose of loan:
This loan will be used to pay off some bills.

My financial situation:
I am a good candidate for this loan because I have had a loan with Prosper before to start my business, and paid that loan off over a year early. Just need a little help to get over a slump. I am a single mom, I had to claim bankruptcy in May of 2006, due to debt I was left with after a divorce. I am trying very hard to increase my credit rating and keep my debt as low as possible. I have a couple of bills that I would like to pay off with this money so that I can be debt free. I paid my bankruptcy off last year in April a year earlier then I was supposed to. I appreciate any help that I can get. Thanks for looking at my auction, if you have any questions please ask.

Monthly net income: $ 904.00

Monthly expenses: $ 775.00
??Housing: $
??Insurance: $ 70.00
??Car expenses: $ 385.00
??Utilities: $
??Phone, cable, internet: $ 120.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.04%	Starting borrower rate/APR:	22.04% / 24.30%	Starting monthly payment:	$164.31

Auction yield range:	8.20% - 21.04%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1987	Debt/Income ratio:	54%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$39,790	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ExecutiveDebtReduction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
I am paying off two very high interest credit cards.
My financial situation:
I am a business professional with solid employment.? I have been working diligently to pay down my debt.? In the last several years I have paid off over 30k in debt.? I have paid off my car.? I rent and carry no mortgage.? My goal is to be debt free.? I will use this loan to pay off two credit cards that have very high interest rates and would?prefer to?pay other people like myself, through Prosper, than pay banks who raised my interest rate even though I have been paying them on time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$171.01

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1973	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aspen6	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off debt.????

My financial situation:
I am a good candidate for this loan because i never missed a payment and i always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$505.48

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	25%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,950	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	market-trader	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car purchase
Purpose of loan:
This loan will be used to purchase a new car with cash.? I?would like to purchase a?2nd car with?cash.? This car will be used to diminish milage and wear and tear on my current Ford Mustang.? This car will be used in traveling back and forth to work.?

My financial situation:
I am a good candidate for this loan because I am employed full time?with the government.? I pay my debts back in a timely manner.? And this is the?second loan I have ever.? My first loan requested a school loan while I was attending undergraduate and graduate school between the years 1995-2001.? The second loan requested is my current car loan with Huntington National Bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$220.65

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1993	Debt/Income ratio:	33%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	26 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	71	Length of status:	18y 7m
Amount delinquent:	$0	Revolving credit balance:	$78,140	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-serrano	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in windows/patio door

Purpose of loan: This loan will be used to??install new windows and patio doors in my home. Rather than get financing through the window company, I would like to take advantage of the loan process.

My financial situation:
I am a good candidate for this loan because? of?my job stability and ability to repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$113.15

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1991	Debt/Income ratio:	60%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$30,439	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	towering-loyalty	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card medical debt
Purpose of loan:
This loan will be used to consolidate high interest rate credit card debt incurred due to medical expenses.

My financial situation:
I am a good candidate for this loan because I am a full-time teacher who handles credit responsibly. I have no late payments on my credit report.

Our son was diagnosed with infantile scoliosis and has required numerous surgeries over the past 8 years. I would like to consolidate debt which was incurred through paying for his medical procedures. Thank you for your consideration.

Monthly net income: $ 2900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	30%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	3y 6m
Amount delinquent:	$1,353	Revolving credit balance:	$4,312	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wealth-universe9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto loan
Purpose of loan:
This loan will be used to? auto

My financial situation:
I am a good candidate for this loan because? paid bills on time/ work two jobs

Monthly net income: $

Monthly expenses: $?
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	8%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	20y 6m
Amount delinquent:	$1,431	Revolving credit balance:	$698	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	john0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,700.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008)
Principal balance:	$1,608.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Only 1 car with 3 kids..help!
Purpose of loan:
This loan will be used to go from a one vehicle family to a two vehicle family.

My financial situation:
I am a good candidate for this loan because I have worked for the same company for the past 20 years. I am currently making almost 50k per year.? I will be able to repay this loan on time and allow my family to have a reliable car that is safe! My wife is a school teacher and make s a great salary...because of a late payments when she had melanoma, we are having a problem obtaining a loan. The car we have now has 130K miles on it..it is only worth 3k and it will cost us 1k to repair!!? The reason it shows a delinquency is because we got involved in a debt management program and have a monthly payment that we make for all other debts.? The credit report shows them as not being paid, but they are being paid through the program.? Please help us to get a preowned car!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	19%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,042	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cognizant-worth	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Life after divorce and ccards
Purpose of loan:
This loan will be used to consolidate my debt into a manageable monthly payment and make a new down payment to replace my now 11-year old car. I am newly divorced and while I am able to pay my bills, the current economic environment makes it hard not to be spread too thin, let alone not get ripped off by bank rates. I learned about Prosper.com about a year ago on the Clark Howard Show, and took a year to read reviews and feedback. I am now convinced this would be a safe and mutually beneficial way to manage my bills for 30 months.

My financial situation:
I am a good candidate for this loan because I pay my bills reliably, am conscientious about how I spend money, have a good financial education (MBA) and a stable job at a leading U.S. university.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1996	Debt/Income ratio:	33%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	13	Length of status:	11y 5m
Amount delinquent:	$616	Revolving credit balance:	$18,886	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	broomstick	Borrower's state:	Tennessee	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-639 (Jul-2008) 580-599 (Nov-2007) 620-639 (Mar-2007) 620-639 (Feb-2007)
Principal balance:	$4,902.60	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Helping daughter pay for wedding
Purpose of loan:
This loan will be used to help my daughter pay for her wedding.?

My financial situation:
I am a good candidate for this loan becausee I have paid my other loan on time.? I know that 2 delinquincies are now on my credit report.? They are from a credit card I had set up on an automatic payment for a year.? The year ran out and I completely let it slip to set up the next years worth of payments.? I will set this loan up just as I have the other loan for its entire length and I will not be late one time.

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 80
??Car expenses: $ repairs only no car payment
??Utilities: $ 130
??Phone, cable, internet: $ 110
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2006	Debt/Income ratio:	59%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,981	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-oracle852	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment on our 1st home
Purpose of loan:
This loan will be used to buy our 1st home!! =) We've been married for over a year and this will be a dream come true for us.

My financial situation:My husband is the General Manager for a big Health club in our home town. He makes around 110k a year but his credit is right under 640 so he couldn't apply for the loan. I am an admin assistant at a local CPA firm and make 30k a year.
I am a good candidate for this loan because we can afford to pay it back it's just that we need the money within 60 days to close escrow for our first home. There is a 1st time home buyer program that come with a 8k credit back after purchasing which we could use to pay back the loan even faster.

Monthly net income: $2,000/$10,000

Monthly expenses: $
??Housing: $1300
??Insurance: $200
??Car expenses: $1,000
??Utilities: $200
??Phone, cable, internet: $200
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.20% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1992	Debt/Income ratio:	64%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,929	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bill-marsupial	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.

My financial situation:
I am a good candidate for this loan because?I always pay on time.? It's just that the rate has gone up and I don't think that the interest I am paying right now is really reasonable considering the economic tough times.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	38	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	funds-supergiant	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need cash to rehab a home to sell
Purpose of loan:
This loan will be used to?
We have purchased a foreclosed home and we are currently fixing up the property to resell

My financial situation:
I am a good candidate for this loan because??
I am responsible and I work until the job is done..
the house is ready to be repaired and resold.

Monthly net income: $ 6270

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 108
??Car expenses: $?200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 120
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	18%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	2y 8m
Amount delinquent:	$4,562	Revolving credit balance:	$7,316	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	restless-balance8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills
Purpose of loan:
Pay off several bills.? My wife has been a graduate student for the past 2 1/2 years.? She just graduated and will begin working as a nurse anesthetist next month.? Our income has been limited while she was in school and our bills have grown.

My financial situation:
I am a good candidate for this loan because my wife will begin working as a nurse anesthetist on February 1st with an annual income of $125,000.? We will be in a significantly better situation at that time and anticipate paying the loan off as quickly as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$269.55

Auction yield range:	6.20% - 12.00%	Estimated loss impact:	5.20%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	46%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,394	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-hope-ferret	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards and buy an engagement ring for my soon to be fiance.

My financial situation:
I am a good candidate for this loan because I have never missed a payment in my life.? I am a college graduate with a degree in Finance and I know what would happen to my credit if I were to make a bad decision about borrowing money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1988	Debt/Income ratio:	300%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	19 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	81	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$23,753	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	valiant-income9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.99%	Starting borrower rate/APR:	6.99% / 7.33%	Starting monthly payment:	$77.18

Auction yield range:	3.20% - 5.99%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1996	Debt/Income ratio:	16%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$41,617	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-bill-pro	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Two and a half years ago, at the age of 28.? I was hospitalized for a few months during my recovery.? After a few weeks back to work, I was laid off as my company, a private home builder hit by the downturn in the housing market, began the proceedings of filing bankruptcy.? During the months that I was in the hospital and then unemployment, when my income was significantly lower, I had taken out a number of cash advances on my credit cards to cover medical and basic living expenses.? Over the past 2+ years, I have been diligently trying to pay down this debt.Two weeks ago, my boyfriend proposed to me.? As an additional cost savings measure, I moved in with him and rented my condo, putting the additional money towards my credit card debt.? I would like to put my last two credit cards onto one easy payment.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.62%	Starting monthly payment:	$62.05

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	20.57%
Lender servicing fee:	1.00%	Estimated return:	6.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1977	Debt/Income ratio:	73%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	27 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	33y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,130	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	blaclkbutter	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	600-619 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 5% )	640-659 (Oct-2009) 640-659 (Sep-2009) 640-659 (Aug-2009) 640-659 (May-2008)
Principal balance:	$1,912.23	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
paying for college

My financial situation:
I am a good candidate for this loan because? I been on my job for 30 years and iI do pay my? bills on time.

Monthly net income: $ 3,000
3,000
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 160.00
??Car expenses: $ 500??Utilities: $ 40.00
??Phone, cable, inte??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$86.86

Auction yield range:	8.20% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	32%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,115	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	aedon44	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$1,621.28	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
inventory
Purpose of loan:
This loan will be used to?purchase inventory for account closing in January. ????

My financial situation:
I am a good candidate for this loan because? I have been a business owner in the water treatment industry for 8 successful years.? This is not a business I'm going to "try." I originally applied for 4k because I was also opening a sub-office as well as needing to buy inventory.? I withdrew the 4kl listing because I dipped into my own working capital to open my sub-office.? I was already approved a week ago for 2k from prosper but I made a huge mistake and applied under another email account.? So Evan called and asked me to apply again under my existing account, I meant no malicious intent. ? I'm closing a large commercial account in mid January so I need to purchase inventory.? I have a current line of credit with my supplier but it's just not quite enough. I have a loan with prosper and there has never been an issue with them getting a payment. Lastly, my lovely wife is a successful chiropractor, so my monthly bills are not all supported by me, both she and I take care of that.? I thank all of you in advance for your consideration.

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 247
??Car expenses: $ 418
??Utilities: $ 175
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 225
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1985	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 11	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	17y 4m
Amount delinquent:	$1,652	Revolving credit balance:	$36,944	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Firedancer01	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down credit card.
Purpose of loan:
This loan will be used to?help pay down a high interest credit card.? My financial situation:
Monthly net income: $This varies because my husband and I are self-employed.? We have an auto/truck repair and towing business.? We were established in 1992 and have been incorporated since 2001.? We employ 5 full-time and 2 part-time employees.? I also train horses and give riding lessons to earn extra money.
Monthly expenses: $
??Housing: $ 525.00
??Insurance: $ 100.00
??Car expenses: $?all vehicles are paid off
??Utilities:? 125.00
??Phone, cable, internet: $ 70.00
??Food, entertainment: $ Varies
??Clothing, household expenses $?Vaires??
??Other expenses: $ Varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$395.01

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1993	Debt/Income ratio:	27%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,015	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	active-treasure7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Socking it to the card companies!
Purpose of loan:
There are two purposes for this loan.
First, I?want to pay down?my higher interest rate credit cards.
Can you believe?the credit card companies had the nerve to take bailout money and then raise interest rates?for the best customers?
Ridiculous!?No more Mrs. Nice Girl.
The second purpose of the loan is to replace several shutters on my house which blew off during a recent?storm and to repair a?minor plumbing problem.?

My financial situation:
I am a great candidate for this loan because I have good credit, high income ($145,000 combined, $88,000 mine alone), and a management level job with a stable private company that has the patience and capital to weather the current economic climate. I am an "A Player" within the company, a top-producer, and feel confident in my future earning ability.

Monthly net income: $6600 (individual, not including bonuses) + $3500 (spouse)?= $10,100

Monthly expenses: $ 4342
??Housing: $ 2230
??Insurance: $ 145
??Car expenses: $ 847
??Utilities: $ 300
??Phone, cable, internet: $120
??Food, entertainment: $ 200
??Clothing, household expenses $200 avg.?
??Credit cards and other loans: $ 300 (paying more than minimum)

Thank you for considering my loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	72%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,847	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gbaker79	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2007) 600-619 (Jun-2007) 580-599 (Aug-2006)
Principal balance:	$819.01	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Consolidating debt
Purpose of loan:
I am looking to?pay off?two of?my high interest rate credit cards.? I have?three cards and am looking to pay off?two?credit cards to improve my credit score.??
My financial situation:
I?have a second job that is paying 1600 a month as a caregiver?so I will not have any trouble in paying this loan back on time.??I?am very responsible and will pay back this loan within?3 years.?I have another loan through Prosper that has?always been current.?I am trying to pay more than the minimum payment on all my accounts which makes?my monthly expenses so high. I would rather pay interest to you than credit card companies so please consider funding me. Thank you for taking time to look at my listing and have a wonderful day.

Monthly net income: $2697

Monthly expenses: $1835.00
??Housing: $ 400
??Insurance: $ 150
??Car expenses: $?0
??Utilities: $ 80
??Phone, cable, internet: $ 70
??Food, entertainment: $ 160
??Clothing, household expenses $75
??Credit cards and other loans: $?900
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$78.80

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1975	Debt/Income ratio:	67%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,655	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 10	Bankcard utilization:	61%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Highcourt1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2007)
Principal balance:	$1,895.44	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
College tuition for my boy
Purpose of loan:
This loan will be used to?Advance the college tuition costs for the youngest of my five boys. Although my service in Vietnam entitles me to some financial educational aid for my dependents I wish to independantly get him through this semester on my income and not rely on the family business.

My financial situation: Great. My monthly income is tax free and my day-to-living expenses (including rent) is paid through my wife's family business.
I am a good candidate for this loan because? I always pay my financial obligations and can easily afford to service this relatively small debt. My current Prosper loan will be paid off in July. Although I do not have family and friends affiliated with Prosper I really want to do this on my own as I have done before.

Monthly net income: $ 2,829 tax-free

Monthly expenses: $ 684.98
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $684.98
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1992	Debt/Income ratio:	26%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,863	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kind-laudable-economy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start up and buy building
Purpose of loan:
This loan will be used to? start up a business in Amarillo, T X and also as down payment to buy a building for sale in Amarillo.? I am wanting to open a bar, there are several in the area and I know that this business will be very successfull.?

My financial situation:
I am a good candidate for this loan because? I have been at my current job for 7 year and I also started selling Real Estate in August 2009 and have been very successfull.? I also just completed my MBA and I am going for my PhD.? My dream has always been to become a business owner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$335.86

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2004	Debt/Income ratio:	14%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,419	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	market-sanctuary9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
I will be using this loan to pay off a couple of credit card accounts. I accumilated the debt last year because of a family emergency.

My financial situation:
I am a good candidate for this loan because?

I always pay my bills.?I have stable job as a MRI tech at a hospital. I want to pay a fixed amount every month which i can include in my budget.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2005	Debt/Income ratio:	9%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$434	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	liberty-sleuth8	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
This loan will be used to pay for my final college course to recieve my Bacholors degree in Biomedical Sciences, with a minor in Biomedical Physics and Business Management.? I am employed by the Department of Health and Environmental control and will be using my degree for my daily job duties.? I do have a limited credit history but I have always payed my bills on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,458	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ready-generosity4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off college debts
Purpose of loan:
This loan will be used to?
Pay off my debt that I incurred during my undergraduate years at Michigan State University, also it would help me move out to Virginia, and find a home so that I can go to work easily and hassle free.?
My financial situation:
I am a good candidate for this loan because?
I am a hardworking individual, I take full responsibility for my actions and I always get things done in a timely fashion. My current financial situation is that I am currently employeed with a company called MarketStar, however I dont begin working until January 14th, 2010 therefore I have no income generating until that date. I will begin paying back the loan as soon as my first check comes from MarketStar, and will continue to pay this loan off every month untill it is fully paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$57.66

Auction yield range:	4.20% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,789	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-asset-jubilee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card High Interest %

Purpose of loan:
This loan will be used to pay off credit cards.

I am a good candidate for this loan because??Steady household 2 income earners.
My credit has zero late payments
I pay all debt on time or ahead of schedule.??

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1997	Debt/Income ratio:	33%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	7y 8m
Amount delinquent:	$1,230	Revolving credit balance:	$2,474	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-mindful-velocity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to Catch Up...
Purpose of loan:
This loan will be used to?pay off a few bills. We are running behind, which really has never happened, due to mandatory furlough days at my job, but that was only for 2009, and our income is back to normal once again. ?

My financial situation:
I am a good candidate for this loan because? I have ALWAYS paid back what I have owed to any lender(s). I have a stable/salaried/contractual job in the media which I have held now for nearly eight years. We also will be receiving a $600/month boost in our income starting in February through 2015 due to my father-in-law's pension plan which my wife inherits. That money is already budgeted towards?the planned funding of this?loan. Thanks for your consideration, it is appreciated.

Monthly net income: $ $2,600

Monthly expenses: $
??Housing: $ 774.40
??Insurance: $ 123.25
??Car expenses: $ 329.00
??Utilities: $ 145.00
??Phone, cable, internet: $ 55.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1991	Debt/Income ratio:	32%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$31,539	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	versatile-peace361	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high interest rate cards
Purpose of loan:
This loan will be used to pay off high interest rate department credit cards

My financial situation:
I am a good candidate for this loan because I'm currently paying the minimum amount on three high rate cards when I could easily make the payment for a single loan that covers all three cards and this will also lower the amount of interest paid allowing me to pay more on the loan

Monthly net income: $ 5100.000

Monthly expenses: $
??Housing: $ 1483.00
??Insurance: $ 80.00
??Car expenses: $ 663.00
??Utilities: $ 230.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1996	Debt/Income ratio:	27%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,907	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asset-chief2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Provide working capital
Purpose of loan:
This loan will be used to pay down credit card debt incurred by starting my new business and provide me with about $10,000 of working capital.? The credit card debt is on 0% interest introductory offers that will be expiring in a few months.? My new business is in real estate.? I purchase foreclosed and distressed homes, rehab them like new and resell them.?

My financial situation:
I am a good candidate for this loan because I have a credit rating of almost 800.? The only personal debt I have is my mortgage which is about $800 a month and I bring home $5000 a month from my job as an officer in the United States Air Force.? That is another reason why I am a good candidate for this loan because my job is steady and there is no chance of me losing it either as I am committed for another five years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1989	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	6	Total credit lines:	63	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Directorman2006	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	580-599 (Oct-2008) 620-639 (Sep-2008) 600-619 (Feb-2008) 620-639 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Car Repairs
Dear Lenders:????

I would like to borrow money to apply to some car repairs that I need.? I need some transmission work, but I don't have the money at this time to have the work done.?? I have been rebuilding mine over the past couple of years and hope that you good people will lend me this money.? I am an excellent candidte for this loan, as I have had two loans with Prosper and both were paid off ahead of time.? I have always paid on time through an automatic withdrawal from my bank account.? This loan will be paid on time and will always be current.???

You may ask me any questions and I will try to answer them to the best of my ability.? Oh, and one last thing.?

My current financial situation is as follows:

Income per Month:?

Retirement:????????????????????????? ???$ 1,758

Expenses per Month:????

Rent:??????????????????????????????????????????200
Insurance:???????????????????????????????????350?
Utilities and Phone:????????????????????? 200??
Car Payment????????????????????????????????251

Thanks for looking and I hope you will help me out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1988	Debt/Income ratio:	16%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,018	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	1
Screen name:	purposeful-deal3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate some debt and get ahead. I am a Christian that has taken an income hit over the past 2 years, but that is about to change with a new career starting this month. I just want to free up my credit and stop living off of credit cards, and start paying cash for everything I can again.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time. I got into a rough spot about 8 years ago after going through a divorce and bankruptcy, but have re-built a credit score back up again to over 720. I am about to embark on a new career with better income and boonus opportunity and am confident this will help me get back on track, and once again start earning more and saving more money.

Monthly net income: $ 3333

Monthly expenses: $ 1600
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,668	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	money-fir4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start a Yoga Studio
Purpose of loan:
This loan will be used for space set up for a new yoga studio in San Francisco. www.glowyogasf.com.? We are setting the first and long awaited studio on a the neighborhood with population over 20,000 people and average income lever over 100K. Yoga studios are thriving in San Francisco. All together start-up capital needed - 100K, the rest 75K will be financed by friends and family. Please contact for more information.

My financial situation:
I am a good candidate for this loan because yoga business is growing in this economy. Inc Magazine named yoga industry one of the best industries for starting a business right now.? I wish you health and success, greatfully
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.01%	Starting borrower rate/APR:	23.01% / 25.29%	Starting monthly payment:	$290.36

Auction yield range:	8.20% - 22.01%	Estimated loss impact:	8.52%
Lender servicing fee:	1.00%	Estimated return:	13.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1999	Debt/Income ratio:	32%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,434	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	SantaBarbaran	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-699 (Aug-2009) 680-699 (Jul-2009) 620-639 (Jul-2008) 580-599 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
2nd Loan! Eliminate credit cards!
Purpose of loan:
This loan will be used to eliminate my revolving credit card debt.? I'd like to end my relationship with the big credit card companies and send the interest to Prosper lenders instead.? I'm enrolled in a debt management plan, but they charge a $30/monthly fee.

My financial situation:
I am a good candidate for this loan because I've previously had a Prosper loan and paid it?off on time?without any late payments.? I have a stable job and income and am committed to paying my debts timely and responsibly.

Monthly net income: $3,700

Monthly expenses: $
??Housing: $1,075
??Insurance: $120
??Car expenses: $?425 (payment and gas)
??Utilities: $90
??Phone, cable, internet: $ 70
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $?714

My current debts are:
Capital One:? $1,991.74 at 9.9%
Macy's - $961.73 at 8.0%
BofA - $1,222.61 at 13%
Chase - $3,437.13 at 6.0%

I realize these are low but I'd like to eliminate these closed accounts and have one singular debt and lower my monthly payment.? I'm also paying the monthly management fee which washes out part of the interest rate reduction I'm receiving.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1990	Debt/Income ratio:	19%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,665	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cash-ringleader3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making some small improvements
Purpose of loan:
This loan will be used to make some small improvements.

My financial situation:
I am a good candidate for this loan because I have always paid my bills.

Monthly net income: $ 6750

Monthly expenses: $
??Housing: $ 1719
??Insurance: $ 140
??Car expenses: $ 335
??Utilities: $ 250
??Phone, cable, internet: $ 110
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1985	Debt/Income ratio:	22%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,252	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	catlady	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-639 (Jan-2008) 600-619 (Dec-2007) 640-659 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
to pay of estimated ny state tax
Purpose of loan:
This loan will be used to?to pay off remaining balance of estimated?income tax?

My financial situation:
I am a good candidate for this loan because i pay my bills on time.? I had a little trouble about four years ago but have paid my bills on time for the last?three years. I had a prosper loan?previously?paid on time and paid off loan early?.? I own a home with my husband who makes the monthly payments for mortgage, home insurance,and auto insurance.?

Monthly net income: $ 2292.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 247.00????
??Phone, cable, internet: $129.00
??Food, entertainment: $900.00
??Clothing, household expenses $
??Credit cards and other loans: $ 534.00
??Other expenses: $ 200.00 Medical coverage through my previous employer
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1990	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,914	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	newest-commerce-cowbell	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding as Ind. Insurance Agent
Purpose of loan:
This loan will be used to as working capitol to start up?as an independant isurance agent for a major insurance company. As I will not be working directly for the company, but will be operating as a sole proprietor?funds will be used to cover known expenses such as state?licensing fees, laptop, E&O insurance,?phone line and advertising costs for the business. The balance will be used as working capitol to cover any unexpected expenses while in the process of building my business. My business plan will have me set up as a district manager by August of 2010.
My financial situation:
While I would like a minimum of 5 years to pay off the loan I fully expect to be able to pay off early as I generate and build business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	27.02%	Starting borrower rate/APR:	28.02% / 30.37%	Starting monthly payment:	$413.74

Auction yield range:	8.20% - 27.02%	Estimated loss impact:	9.15%
Lender servicing fee:	1.00%	Estimated return:	17.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2003	Debt/Income ratio:	21%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,711	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	visionary-note6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expanding refurbished laptops
Purpose of loan:
This loan will be used to? bolster refurbished laptops business
My financial situation:
I am a good candidate for this loan because? the return is guaranteed and I have an already established market and clients.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,238	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 10	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dltnj	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to consolidate credit cards.

My financial situation:
I am a good candidate for this loan because I do pay all my bills and want to consolidate my credit cards so I will make a lower monthly payment.?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 450
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 750
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$184.68

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	47%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,465	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	1
Screen name:	DaSnake	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	540-559 (Nov-2006) 520-539 (Oct-2006) 540-559 (Oct-2006) 520-539 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Mustang GT Repairs
I have recently retired from the U.S. Army after 21 years and have started on a new job.? This will be my second loan here through Prosper; my payments for this loan will be automatic withdrawals from my account.? This loan will be used to make repairs to my 1996 Mustang GT.? Currently it needs to have a new intake manifold and air conditioner compressor along with complete tune up.? The estimate from the Southway Ford dealership here in San Antonio is around $4300 for parts and labor not counting taxes.? Thank you for considering me for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,819	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	speedy-hope	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Medical Board Exams
Purpose of loan:
This loan will be used to?pay for Medical Board Examinations?

My financial situation:
I am a good candidate for this loan because I plan to pay this loan in a short time period (within a few months)?once I start working full time within a few months.

Monthly net income: $ 1100

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 110
??Car expenses: $ 140
??Utilities: $ 0
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$332.64

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1991	Debt/Income ratio:	35%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,413	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	marketplace-engine	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay down credit card debt.

My financial situation:
I am a good candidate for this loan because? If I could consolidate my credit cards and have just one payment with a lower interest rate I can get rid of my debt faster.? I plan to close my credit card accounts so that I will not accumulate debt again.? I had a hard year in 2009 with some personal family matters and I am now trying my best to get back on track.? I just got a promotion at work and I am looking forward to a positive 2010.? This loan would mean a great deal to me, I am a hard worker and very dedicated to my family and work.? I just need a little help right now to get my finances back on track.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 75
??Car expenses: $ no car loan, my truck is paid off
??Utilities: $ 55
??Phone, cable, internet: $ 125
??Food, entertainment: $?my parents have been helping me out with food
??Clothing, household expenses $?0 I don't shop much
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	10%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,957	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	markbc	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking to get a great rate!
Purpose of loan:
This loan will be used to pay down credit card debt that I accumulated during my divorce last year.? I'm hoping that I'll receive a great interest rate through prosper to pay my credit card debt faster as the credit card companies are charging a large amount of interest these days.

My financial situation:
I am a good candidate for this loan because I have an very good credit history with no late payments for the past 10 years.? I always pay on time and more than the minimum.? I'm very eager to become debt free within the next few years, please help me in my goal!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.72%	Starting monthly payment:	$67.01

Auction yield range:	8.20% - 33.00%	Estimated loss impact:	7.30%
Lender servicing fee:	1.00%	Estimated return:	25.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	37%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$37,531	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	benefit-statue	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Dental Bills
Purpose of loan:
This loan will be used to pay?for some dental bills

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I am working a lot of overtime right now and my main goal in life?is to get my finances in order and im paying as much as I can every month to get my bills to a minimum.

Monthly net income: $ 2400 take home before overtime. 3000 to 3500 after ot.

Monthly expenses: $ 1430
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$237.23

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1988	Debt/Income ratio:	28%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,553	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Lookin4loan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Need to Reorganize
Purpose of loan:
This loan will be used to?? I would like to reorganize My Dept.for an easier payment.

My financial situation:
I am a good candidate for this loan because? I do pay my bills on time and have a proven record with a Prosper.? I have already had a loan and it was payed in full.? I have No Household expense's

Monthly net income: $ 34,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?65.00
??Car expenses: $ 233.00 Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	22%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,724	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	pleasant-loot3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt to avoid a divorce
Purpose of loan:
Pay off 3 credit cards, and a personal loan, get myself back above water

My financial situation:
I am college educated, married 2 kids and I work for a college.? Over the past few months I made some bad credit decisions that are impacting my wife, kids and my health and I woant to be on a different path.? We have also taken in 4 family members that have lost work and that kept us strapped financially
Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 400
??Car expenses: $400
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ childcare 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1988	Debt/Income ratio:	34%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$69,824	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cygnusx1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement projects
Purpose of loan:
This loan will be used to complete home projects that we would like to finish to increase the value of our home.

My financial situation:
I am a good candidate for this loan because I am a teacher and have solid occupation that will not be affected by the economy.

Monthly net income: $
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1978	Debt/Income ratio:	5%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	benevolent-transaction5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Bills from helping Sist
Purpose of loan:
This loan will be used to? consolidate short term loans from helping my sister she was while ill and up to and after her death. Also to pay for my own medical needs that can not be posponed.
once consolidate I will be getting ready to complete foster care training which I have looked forward to for many years.

Note relisted due to fraud on bank account
sorry for the inconvience for those that bid and
brought my last listing to fully funed. I hope you
bid again.

I am including some of the questions and answers from last listing.

Q: WIll you be able to verify your income of $2400 with prosper ? -Capit0l
A: Yes I have documentation verifying my income from retirement. I have also sent proof of home ownership to prosper that did not show on the listing. (Jan-01-2010)
Q: Credit cards and other loans: $ 600 Please list all balances of this debt . how much do you pay for health insurance ? thanks -Capit0l my medical insurance is deducted from my benefits. the amount is not included in exspenses for this reason. $600 payments are basically interest only on short term high interest loans taken out while taking care of my sister. balances 1. 300, 2. 400, 3. 300, 4. 200, 5. 150, 6. 200, 7. 100.
I need 800 for emergancy medical I have only been able to pay interest. My sister and husband died before repaying me.
these amount are now higher due to interest that will be added before this listed is fully funded and loan applied.? Add about 400 to this total to reflect the added interest.

I beleive I am a good Canidate for a Prosper Loan

I take my credit and bills seriously, I pay my bills and mortgage before
I think of my own needs.?
I know once I get? this loan I will beable once again to stay out of debt and start saving for emergancy and taxes once again.

I have learned my lesson.?

Monthly expenses: $
??Housing: $ 829
??Insurance: $? 150
??Car expenses: $ 80
??Utilities: $ 180
??Phone, cable, internet: $ 140
??Food, entertainment: $ 150
??Clothing, household expenses $50
??Credit cards and other loans:?????will be paid off with prosper loan????????????????$ 600??
??Other expenses: $ medical? 50

next summer I will be ready to start my foster care????

thank you again and sorry about the inconvience
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2005	Debt/Income ratio:	24%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,413	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	WhiteRoses	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	520-539 (Jun-2008)
Principal balance:	$1,655.95	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to?consolidate my credit card debt.?Getting this loan will not only improve my credit score but help me manage my finances?as well as consolidate?all of my bills into one monthly payment.?I will also be saving approximately $45 a month.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card or loan payments. I have been working for my employer for four years and three months as well as the fact that I have an e-commerce site which generates between $300 and $500 a month including sales and advertising revenue.

Monthly net income: $ 3039

Monthly expenses: $?1592
??Housing: $ 300
??Insurance: $ 158
??Transportation: $ 89
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 610
??Business expenses: $ 40

Happy New Year! Thank you for taking the time to view my listing.
Kind Regards

JS
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2004	Debt/Income ratio:	15%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	4 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	6	Length of status:	20y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,829	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Coloradoan	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 33% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	12 ( 67% )	600-619 (Oct-2009) 600-619 (Jun-2008)
Principal balance:	$1,660.66	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
getting off credit cards
Purpose of loan:
This loan will be used to? complete the transition from living on plastic to living on cash

My financial situation:
I am a good candidate for this loan because? I am trying to be responsible enough to get rid of credit cards

Monthly net income: $ 1,799

Monthly expenses: $
??Housing: $ 350
??Insurance: $
??Car expenses: $
??Utilities: $ 170
??Phone, cable, internet: $?183
??Food, entertainment: $?375
??Clothing, household expenses $?
??Credit cards and other loans: $ 540
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$205.21

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1977	Debt/Income ratio:	38%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	26 / 23	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	2y 6m
Amount delinquent:	$56	Revolving credit balance:	$38,049	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-persistent-asset	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off tax liens and cards!!
Purpose of loan:
This loan will be used to?
I have a back taxes on the home of about 3800, and approx 2200 in credit cards i want to pay off.
My financial situation: - I'm very stable, never have been late on my home mortgage, the only negative i have is a bill for APS (Electric Company) when we switched to SRP (electric company) in which i paid off, but they still have yet to remove it. (collection is $57.00)
I am a good candidate for this loan because? I have never been deliquent, and have been with my employer for over 7 years. I wanted to start off this year, FREE OF ANY DEBT! Please help me make it happen. Thank you so much!
Information in the Description is not verified.